Exhibit 99.1

FOR IMMEDIATE RELEASE                       Contact: Claire M. Chadwick, CFO
                                                      973-669-7366, ext. 202

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                          SOLID FIRST QUARTER EARNINGS
                   ANNOUNCES ANOTHER STOCK REPURCHASE PROGRAM

     WEST ORANGE, NJ, October 23, 2002 - PennFed Financial Services, Inc. (NASDQ:PFSB), the $1.9 billion holding company for New Jersey-based Penn Federal Savings Bank, reported earnings of 50 cents per diluted share for the first quarter ended September 30, 2002. Current quarter earnings represent an 11% increase over the 45 cents reported for the quarter ended September 30, 2001.

     Return on equity was 12.81% for the current quarter compared to the 12.46% reported for the three months ended September 30, 2001.

     Total assets at September 30, 2002 of $1.883 billion were relatively unchanged from $1.892 billion at June 30, 2002. The effects of accelerated prepayments on loans and the sale of conforming, fixed rate, one- to four-family mortgage loans into the secondary market have primarily offset total loan originations.

     PennFed's consumer and commercial loan portfolios, however, grew 18% since September 30, 2001 and annualized growth since June 30, 2002 was 21%.

     President and Chief Executive Officer Joseph L. LaMonica commented, "As with most thrifts, due to the accelerated prepayments and lower market coupons, net interest margin showed compression in the current quarter. However, for the three months ended September 30, 2002 the Company recorded $231,000 of gains from the

                                    - more -

PennFed 1Q-2003
Page 2


sale of approximately $13 million of conforming, fixed rate one- to four-family production."

     Additionally, for the current quarter, PennFed realized $1.3 million of service charges and other non-interest income, reflecting a significant increase over the $842,000 for the comparable prior year quarter. The growth in service charges and other non-interest income is attributable to loan activity and core deposit activity, as well as earnings from the Investment Services at Penn Federal program.

     LaMonica  stated,  "Asset  quality  during  the  quarter  remained  strong.
Non-performing assets totaled $2.5 million, or 0.13% of total assets at September 30, 2002." Furthermore, the Company's current quarter expense ratio also remained strong at 1.51%.

     The Company continues to employ stock repurchases as a means of utilizing capital and announced that it has completed repurchases under its 5% Stock Repurchase Program previously authorized in December 2001.

     LaMonica,   indicated  that,  under  the  completed  program,  the  Company repurchased 375,000 shares in the open market from December 5, 2001 through October 18, 2002 at prices ranging from $21.35 to $27.70. After completion of the repurchase, the Company had 7,204,178 shares of common stock outstanding.

     PennFed also announced that the Board of Directors authorized another 5% Stock Repurchase Program. Under this new program, the Company can repurchase up to 5% of its outstanding shares in the open market over the next 18 months, subject to market conditions.

     PennFed stockholders of record as of November 8, 2002 will be paid a cash dividend of $0.10 per share on November 22, 2002. The Company's dividend policy continues to be

                                     -more-
PennFed 1Q-2003
Page 3

reviewed on a regular basis.

     Penn Federal Savings Bank, headquartered in New Jersey, maintains 21 branch offices in Bayville, Brick, Caldwell, East Newark, Fairfield, Farmingdale, Harrison, Livingston, Marlboro, Montclair (2), Newark (3), Old Bridge, Roseland, Sayreville, Toms River, Upper Montclair, Verona and West Orange. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

     This release contains forward-looking statements that are subject to risk and uncertainties, including, but not limited to, changes in economic conditions in the Company's market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, fluctuations in interest rates and operating results and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause the Company's future to differ materially from those expressed in any forward-looking statements by, or on behalf of, the Company.

                                       ###
                           NOTE: SEE FINANCIAL TABLES


                                            PennFed Financial Services, Inc.
                                     (Holding Company for Penn Federal Savings Bank)
                                       Selected Consolidated Financial Information
                                    (dollars in thousands, except per share amounts)

                                                                 September 30,           June 30,          September 30,
                                                                      2002                 2002                 2001
                                                               -----------------    -----------------    -----------------
Selected Financial Condition Data:
     Cash and cash equivalents                                       $   52,427           $   37,189           $   15,077
     Investments, net and FHLB stock                                    208,538              209,441              289,454
     Mortgage-backed securities, net                                    155,889              169,689              124,342
     Loans held for sale                                                  4,437                1,592                2,012
     Loans receivable:
          One- to four-family mortgage loans                          1,143,733            1,170,553            1,152,247
          Commercial and multi-family real estate loans                 161,021              144,585              118,012
          Consumer loans                                                118,542              120,866              119,242
          Allowance for loan losses                                     (6,038)              (5,821)              (4,792)
          Other, net                                                      8,489                9,485               10,070
                                                               -----------------    -----------------    -----------------
     Loans receivable, net                                            1,425,747            1,439,668            1,394,779

     Goodwill and other intangible assets                                 4,569                5,043                6,491
     Other assets                                                        30,980               29,805               44,950
                                                               -----------------    -----------------    -----------------
     Total assets                                                   $ 1,882,587          $ 1,892,427          $ 1,877,105
                                                               =================    =================    =================

     Deposits:
          Checking and money market                                  $  167,648           $  168,994           $  136,591
          Savings                                                       326,695              311,740              204,170
          Certificates of deposit and accrued interest                  672,461              693,773              814,147
                                                               -----------------    -----------------    -----------------
     Total deposits                                                   1,166,804            1,174,507            1,154,908

     FHLB advances                                                      504,465              504,465              464,465
     Other borrowings                                                    25,420               23,314               74,150
     Other liabilities                                                   22,104               26,843               23,308
     Preferred securities of Trust, net                                  44,556               44,537               44,480
     Stockholders' equity                                               119,238 (a)          118,761              115,794
                                                               -----------------    -----------------    -----------------
     Total liabilities and stockholders' equity                     $ 1,882,587          $ 1,892,427          $ 1,877,105
                                                               =================    =================    =================

     Book value per share  (b)                                        $   16.98            $   16.73            $   15.84
     Tangible book value per share  (b)                               $   16.33            $   16.02            $   14.95

     Equity to assets                                                     6.33%                6.28%                6.17%
     Tangible equity to tangible assets                                   6.11%                6.03%                5.84%

Asset Quality Data:
     Non-performing loans                                             $   2,431            $   3,275            $   1,752
     Real estate owned, net                                                  28                   28                  384
                                                               -----------------    -----------------    -----------------
     Total non-performing assets                                      $   2,459            $   3,303            $   2,136
                                                               =================    =================    =================

     Non-performing loans to total loans                                  0.17%                0.23%                0.13%
     Non-performing assets to total assets                                0.13%                0.17%                0.11%
     Allowance for loan losses to non-performing loans                  248.38%              177.74%              273.52%
     Allowance for loan losses to total gross loans                       0.42%                0.40%                0.34%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                         8.59%                8.37%                7.93%
     Core capital ratio (requirement - 4.00%)                             8.59%                8.37%                7.93%
     Risk-based capital ratio (requirement - 8.00%)                      16.29%               15.93%               15.30%


(a)  Common  shares  outstanding  as of  September  30, 2002  totaled  7,241,678 shares.
(b) In accordance with SOP 93-6, the calculation of book value per share only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year. Based upon the inclusion of all shares issued to the ESOP, at September 30, 2002 book value per share and tangible book value per share would be $16.47 and $15.83, respectively.


                        PennFed Financial Services, Inc.
                 (Holding Company for Penn Federal Savings Bank)
                   Selected Consolidated Financial Information
                (dollars in thousands, except per share amounts)


                                                              For the three months ended
                                                                     September 30,
                                                        ----------------------------------------
                                                             2002                    2001
                                                        ----------------        ----------------
Selected Operating Data:
     Interest and dividend income                            $   29,001              $   31,934
     Interest expense                                            17,211                  19,779
                                                        ----------------        ----------------
          Net interest and dividend income                       11,790                  12,155
     Provision for loan losses                                      225                     550
                                                        ----------------        ----------------
     Net interest and dividend income
          after provision for loan losses                        11,565                  11,605
     Non-interest income:
          Service charges                                         1,123                     647
          Net gain (loss) from real estate operations                 2                    (39)
          Net gain on sales of loans                                231                      42
          Other                                                     226                     195
                                                        ----------------        ----------------
          Total non-interest income                               1,582                     845
     Non-interest expenses:
          Compensation & employee benefits                        3,481                   3,235
          Net occupancy expense                                     403                     406
          Equipment                                                 517                     501
          Advertising                                                87                     120
          Amortization of intangibles                               474                     492
          Federal deposit insurance premium                          48                      52
          Preferred securities expense                            1,092                   1,092
          Other                                                   1,015                   1,032
                                                        ----------------        ----------------
          Total non-interest expenses                             7,117                   6,930
                                                        ----------------        ----------------
     Income before income taxes                                   6,030                   5,520
     Income tax expense                                           2,206                   1,967
                                                        ----------------        ----------------
     Net income                                               $   3,824               $   3,553
                                                        ================        ================

     Weighted avg. no. of diluted common shares (c)           7,655,481               7,873,741
     Diluted earnings per common share (c)                    $    0.50               $    0.45
     Diluted cash earnings per common share (c) (d)           $    0.66               $    0.59

     Return on average common equity                             12.81%                  12.46%

     Return on average assets                                     0.81%                   0.75%

     Average earning assets                                 $ 1,821,783             $ 1,831,649

     Yield on average interest-earning assets                     6.34%                   6.95%
     Cost of average interest-bearing liabilities                 4.01%                   4.59%
                                                        ----------------        ----------------
     Net interest rate spread                                     2.33%                   2.36%
                                                        ================        ================

     Net interest margin                                          2.62%                   2.69%

     Non-interest exp. as a % of avg. assets                      1.51%                   1.47%
     Efficiency ratio                                            49.69% (e)              49.37% (e)

     Loan originations and purchases:
          One- to four-family mortgage loans                 $   89,379              $  154,475
          Commercial and multi-family real estate loans          19,828                  15,279
          Consumer loans                                         18,187                  19,830
                                                        ----------------        ----------------
          Total loan originations and purchases              $  127,394              $  189,584
                                                        ================        ================


(c) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(d) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans. See attached for additional information.
(e) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 50.56% and 49.53%, respectively.


                                                    PennFed Financial Services, Inc.
                                            (Holding Company for Penn Federal Savings Bank)
                                              Selected Consolidated Financial Information
                                            (dollars in thousands, except per share amounts)


                                                                                 For the three months ended
                                                   --------------------------------------------------------------------------------
                                                     Sep. 30,         Jun. 30,         Mar. 31,        Dec. 31,        Sep. 30,
                                                       2002             2002             2002            2001            2001
                                                   ------------     ------------    -------------    ------------    ------------
Selected Operating Data:
   Interest and dividend income                       $ 29,001         $ 30,083         $ 28,992        $ 30,330        $ 31,934
   Interest expense                                     17,211           17,338           17,145          18,600          19,779
                                                   ------------     ------------    -------------    ------------    ------------
        Net interest and dividend income                11,790           12,745           11,847          11,730          12,155
   Provision for loan losses                               225              400              300             375             550
                                                   ------------     ------------    -------------    ------------    ------------
   Net interest and dividend income
        after provision for loan losses                 11,565           12,345           11,547          11,355          11,605
   Non-interest income:
        Service charges                                  1,123              787              765             762             647
        Net gain (loss) from real estate operations          2              145             (12)             (7)            (39)
        Net gain on sales of loans                         231               85               22              45              42
        Other                                              226              298              273             209             195
                                                   ------------     ------------    -------------    ------------    ------------
        Total non-interest income                        1,582            1,315            1,048           1,009             845
   Non-interest expenses:
        Compensation & employee benefits                 3,481            3,579            3,209           3,180           3,235
        Net occupancy expense                              403              400              409             388             406
        Equipment                                          517              669              617             531             501
        Advertising                                         87              123              121             120             120
        Amortization of intangibles                        474              478              483             487             492
        Federal deposit insurance premium                   48               49               52              50              52
        Preferred securities expense                     1,092            1,092            1,092           1,092           1,092
        Other                                            1,015            1,259            1,044             996           1,032
                                                   ------------     ------------    -------------    ------------    ------------
        Total non-interest expenses                      7,117            7,649            7,027           6,844           6,930
                                                   ------------     ------------    -------------    ------------    ------------
   Income before income taxes                            6,030            6,011            5,568           5,520           5,520
   Income tax expense                                    2,206            2,156            1,964           1,949           1,967
                                                   ------------     ------------    -------------    ------------    ------------
   Net income                                         $  3,824         $  3,855         $  3,604        $  3,571        $  3,553
                                                   ============     ============    =============    ============    ============

   Weighted avg. no. of diluted common shares (f)    7,655,481        7,690,323        7,702,997       7,779,361       7,873,741
   Diluted earnings per common share (f)               $  0.50          $  0.50          $  0.47         $  0.46         $  0.45
   Diluted cash earnings per common share (f) (g)      $  0.66          $  0.66          $  0.62         $  0.59         $  0.59

   Return on average common equity                      12.81%           13.09%           12.46%          12.33%          12.46%

   Return on average assets                              0.81%            0.83%            0.79%           0.78%           0.75%

   Average earning assets                           $1,821,783       $1,818,033      $1,775,002      $1,797,451       $1,831,649

   Yield on average interest-earning assets              6.34%            6.62%            6.55%           6.73%           6.95%
   Cost of average interest-bearing liabilities          4.01%            4.10%            4.20%           4.42%           4.59%
                                                   ------------     ------------    -------------    ------------    ------------
   Net interest rate spread                              2.33%            2.52%            2.35%           2.31%           2.36%
                                                   ============     ============    =============    ============    ============

   Net interest margin                                   2.62%            2.81%            2.65%           2.64%           2.69%

   Non-interest exp. as a % of avg. assets               1.51%            1.64%            1.54%           1.49%           1.47%
   Efficiency ratio                                     49.69% (h)       51.53% (h)       50.70% (h)      49.87% (h)      49.37% (h)

   Loan originations and purchases:
        One- to four-family mortgage loans            $ 89,379        $ 132,525        $ 139,413       $ 102,898       $ 154,475
        Commercial and multi-family real estate
          loans                                         19,828           17,063           19,782          12,007          15,279
        Consumer loans                                  18,187           20,634           27,712          18,194          19,830
                                                   ------------     ------------    -------------    ------------    ------------
        Total loan originations and purchases        $ 127,394        $ 170,222        $ 186,907       $ 133,099       $ 189,584
                                                   ============     ============    =============    ============    ============


(f) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(g) Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans. See attached for additional information.
(h) The efficiency ratio includes the benefit from the net gain on sales of loans. Excluding the net gain on sales of loans, the efficiency ratio would have been 50.56%, 51.85%, 50.79%, 50.05% and 49.53%, respectively.


                                        PennFed Financial Services, Inc.
                                 (Holding Company for Penn Federal Savings Bank)
                                   Selected Consolidated Financial Information
                                (dollars in thousands, except per share amounts)


                                                                              For the three months ended
                                                    -------------------------------------------------------------------------------
                                                     Sep. 30,         Jun. 30,         Mar. 31,         Dec. 31,        Sep. 30,
                                                       2002             2002             2002             2001            2001
                                                    ------------     ------------    -------------    -------------    ------------
   Reported net income                                 $  3,824         $  3,855         $  3,604         $  3,571        $  3,553

   Non-cash charges:
            Amortization of intangibles                     474              478              483              487             492
            ESOP expense                                    764              711              654              559             570
                                                    ------------     ------------    -------------    -------------    ------------
            Total non-cash charges                        1,238            1,189            1,137            1,046           1,062

                                                    ------------     ------------    -------------    -------------    ------------
   "Cash" net income                                   $  5,062         $  5,044         $  4,741         $  4,617        $  4,615
                                                    ============     ============    =============    =============    ============

   Weighted avg. no. of diluted common shares (i)     7,655,481        7,690,323        7,702,997        7,779,361       7,873,741
   Diluted cash earnings per common share (i) (j)       $  0.66          $  0.66          $  0.62          $  0.59         $  0.59



(i) In accordance with SOP 93-6, the calculation of EPS only includes ESOP shares to the extent that they are released or committed to be released during the fiscal year.
(j) Cash earnings are not consistent with generally accepted accounting principles. Cash earnings are reported earnings excluding the non-cash expenses associated with the amortization of intangibles and employee stock plans.